TRIMTABS FLOAT SHRINK ETF (NYSE Arca Ticker: TTFS)

SUMMARY PROSPECTUS – November 1, 2014

Before you invest in the AdvisorShares Fund, you may want to review the Fund’s prospectus and statement of additional information, which contain more information about the Fund and the risks of investing in the Fund. The Fund’s current prospectus and statement of additional information, each dated November 1, 2014, as supplemented from time to time, are incorporated by reference into this summary prospectus. You can find the Fund’s prospectus and statement of additional information, as well as other information about the Fund, online at http://advisorshares.com/fund/ttfs. You may also obtain this information at no charge by calling 877.THE.ETF1 (877.843.3831) or by sending an email request to info@advisorshares.com.

INVESTMENT OBJECTIVE

AdvisorShares TrimTabs Float Shrink ETF (the “Fund”) seeks to generate long-term returns in excess of the total return of the Russell 3000® Index (the “Index”), with less volatility than the Index.

FUND FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Most investors will incur customary brokerage commissions when buying or selling shares of the Fund, which are not reflected in the table below.

SHAREHOLDER FEES (fees paid directly from your investment)	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
MANAGEMENT FEES	0.99%
DISTRIBUTION (12b-1) FEES	0.00%
OTHER EXPENSES	0.17%
TOTAL ANNUAL OPERATING EXPENSES	1.16%
FEE WAIVER/ EXPENSE REIMBURSEMENT*	0.17%
TOTAL ANNUAL OPERATING EXPENSES AFTER FEE WAIVER/ EXPENSE REIMBURSEMENT	0.99%

*	AdvisorShares Investments, LLC (the “Advisor”) has contractually agreed to reduce its fees and/or reimburse expenses in order to keep net expenses (excluding amounts payable pursuant to any plan adopted in accordance with Rule 12b-1, interest expense, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, and extraordinary expenses) from exceeding 0.99% of the Fund’s average daily net assets for at least one year from the date of this Prospectus. The expense limitation agreement may be terminated without payment of any penalty (i) by the Trust for any reason and at any time and (ii) by the Advisor, for any reason, upon ninety (90) days’ prior written notice to the Trust, such termination by the Advisor to be effective as of the close of business on the last day of the then-current one-year period.

EXAMPLE

This Example is intended to help you compare the cost of investing in the shares of the Fund with the cost of investing in other funds. This Example does not take into account creation or redemption transaction fees, or the brokerage commissions that you pay when purchasing or selling shares of the Fund. If these fees and commissions were included, your costs would be higher.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 YEAR	3 YEARS	5 YEARS	10 YEARS
AdvisorShares TrimTabs Float Shrink ETF	$101	$352	$623	$1,396

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in Total Annual Operating Expenses or in the Example, affect the Fund’s performance. This rate excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund’s shares. During the most recent fiscal year ended June 30, 2014, the Fund’s portfolio turnover rate was 7% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund is an actively managed exchange-traded fund (“ETF”) that seeks to achieve its investment objective by primarily investing in the broad U.S. equity market, as represented by the Index. The Fund seeks to achieve this goal by investing in stocks with liquidity and fundamental characteristics that are historically associated with superior long-term performance. Based on extensive historical research, Trim Tabs Asset Management, LLC (the “Sub-Advisor”) designed the following quantitative stock selection rules to make allocation decisions and to protect against dramatic over or under weighting of individual securities in the Fund’s portfolio.

Decile Ranking of Russell 3000® Index Stocks. The Sub-Advisor ranks stocks in the Index by decile based on the following criteria:

(i) the decrease in their outstanding shares over approximately the past 120 days (“float shrink”),

(ii) the increase in free cash flow (the money available to the company that is not used to pay for its daily operations) over approximately the past 120 days, and

(iii) the decrease in leverage over approximately the past 120 days. Leverage is measured as the ratio of total liabilities to total assets. The Sub-Advisor uses the relative decrease in leverage rather than amount of leverage itself as a criterion because the degree of leverage varies across industries.

The top decile of each respective ranking consists of the stocks of the companies with (1) the strongest reduction in shares outstanding, (2) the strongest growth in free cash flow, and (3) the largest decrease in leverage, respectively.

Stock Selection Algorithm. The Sub-Advisor uses an algorithm to give a relative weight to the three decile rankings, combining them in a single ranking (combined ranking). The algorithm places a higher weight on the float shrink ranking, followed by the free cash flow ranking, followed by the leverage ranking. The Fund under normal circumstances invests in 80 to 120 stocks from among the tenth percentile of stocks with the highest combined ranking.

PRINCIPAL RISKS OF INVESTING IN THE FUND

The Fund is subject to a number of risks, as described below, that may affect the value of its shares, including the possible loss of money. As with any fund, there is no guarantee that the Fund will achieve its investment objective.

Equity Risk. The prices of equity securities rise and fall daily. These price movements may result from factors affecting individual issuers, industries or the stock market as a whole. In addition, equity markets tend to move in cycles which may cause stock prices to fall over short or extended periods of time.

Large-Capitalization Securities Risk. The Fund may invest in large-capitalization companies. Large- capitalization securities tend to go in and out of favor based on market and economic conditions. During a period when the demand for large-capitalization securities is less than for other types of investments — small-capitalization securities, for instance — the Fund’s performance could be reduced.

Liquidity Risk. Liquidity risk exists when particular Fund investments are difficult to purchase or sell. This can reduce the Fund’s returns because the Fund may be unable to transact at advantageous times or prices.

Management Risk. The Sub-Advisor continuously evaluates the Fund’s holdings, purchases and sales with a view to achieving the Fund’s investment objective. However, the achievement of the stated investment objective cannot be guaranteed. The Sub-Advisor’s judgments about the markets, the economy, or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment.

Market Risk. Due to market conditions, the Fund’s investments may fluctuate significantly from day to day. This volatility may cause the value of your investment in the Fund to decrease.

Mid-Capitalization Securities Risk. The Fund may invest in mid-capitalization companies. Mid-size companies may be more volatile and more likely than large-capitalization companies to have limited product lines, markets or financial resources, or depend on a few key employees. Returns on investments in stocks of mid-size companies could trail the returns on investments in stocks of larger or smaller companies.

Small-Capitalization Securities Risk. The Fund may invest in small-capitalization companies. Security prices of small capitalization companies may be more volatile than those of larger companies and therefore the Fund’s share price may be more volatile than those of funds that invest a larger percentage of their assets in securities issued by larger-capitalization companies.

Trading Risk. Shares of the Fund may trade above or below their net asset value (“NAV”). The trading price of the Funds shares may deviate significantly from their NAV during periods of market volatility. In addition, trading in shares of the Fund may be halted because of market conditions or for reasons that, in view of the NYSE Arca, Inc. (the “Exchange”), make trading in shares inadvisable.

FUND PERFORMANCE

The bar chart and table that follow show how the Fund has performed on a calendar year basis and provides an indication of the risks of investing in the Fund. The table also shows how the Fund’s performance compares to the Index, which measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. Both the bar chart and the table assume the reinvestment of all dividends and distributions. Past performance (before and after taxes) does not necessarily indicate how the Fund will perform in the future.

Updated performance information is available on the Fund’s website at www.advisorshares.com.

The Fund’s year-to-date total return as of September 30, 2014 was 6.71%.

Best and Worst Quarter Returns (for the period reflected in the bar chart above)

	Return	Quarter/Year
Highest Return	14.68%	1Q/2013
Lowest Return	-1.69%	2Q/2012
AVERAGE ANNUAL TOTAL RETURNS FOR THE PERIODS ENDING DECEMBER 31, 2013

ADVISORSHARES TRIMTABS FLOAT SHRINK ETF	1 Year	Since Inception (10/04/2011)
Return Before Taxes Based on NAV	42.41%	32.36%
Return After Taxes on Distributions [1]	42.31%	32.20%
Return After Taxes on Distributions and Sale of Fund Shares [1]	24.10%	25.58%
Russell 3000® Index (Reflects no deduction for fees, expenses, or taxes)	33.55%	28.49%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your tax situation and may differ from those shown and are not relevant if you hold your shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period.

MANAGEMENT

Name	Title
AdvisorShares Investments, LLC	Advisor
Trim Tabs Asset Management, LLC	Sub-Advisor and Portfolio Manager

PORTFOLIO MANAGERS

Name and Title	Length of Service with Sub-Advisor
Charles Biderman, Portfolio Manager and Chief Executive Officer	since 2005
Minyi Chen, CFA, Portfolio Manager and Executive Vice President	since 2008

PURCHASE AND SALE OF FUND SHARES

The Fund issues and redeems shares on a continuous basis at their NAV only in a large specified number of shares called a “Creation Unit.” The shares of the Fund that trade on the Exchange are “created” at their NAV by market makers, large investors and institutions only in block-size Creation Units of at least 25,000 shares. A “creator” enters into an authorized participant agreement (“Participant Agreement”) with the Distributor or uses a Depository Trust Company (“DTC”) participant who has executed a Participant Agreement (an “Authorized Participant”), and deposits into the Fund a portfolio of securities closely approximating the holdings of the Fund and a specified amount of cash, together totaling the NAV of the Creation Unit(s), in exchange for 25,000 shares of the Fund (or multiples thereof).

Individual Fund shares may only be purchased and sold in secondary market transactions through brokers. The shares of the Fund are listed on the Exchange, and because shares trade at market prices rather than at NAV, shares may trade at a value greater than or less than their NAV.

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income, qualified dividend income or capital gains (or a combination thereof), unless you are investing through a tax-advantaged arrangement such as a 401(k) plan or an individual retirement account (“IRA”), which may be taxed upon withdrawal.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

Investors purchasing shares in the secondary market through a brokerage account or with the assistance of a broker may be subject to brokerage commissions and charges. If you purchase Fund shares through a broker-dealer or other financial intermediary (such as a bank), the Fund, the Advisor or the Sub-Advisor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing broker-dealers or other intermediaries and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.